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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 24, 1997


                           MIDCOM Communications Inc.
             (Exact name of registrant as specified in its charter)


                                   Washington
         (State or other jurisdiction of incorporation or organization)


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
         000-26118                                     91-1438806
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 (Commission File Number)                  (I.R.S Employer Identification No.)
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                           26899 Northwestern Highway
                                   Suite 120
                           Southfield, Michigan 48034
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (248) 304-1780
                                 --------------
              (Registrant's telephone number, including area code)






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Item 5.  Other Events

          On September 2, 1997 MIDCOM Communications Inc. (the "Company") issued a press release announcing the appointment of the Company's new Chief Financial Officer. The text of that press release is included with this report as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         99.1     Press release dated September 2, 1997.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDCOM COMMUNICATIONS INC.


       Dated: September 24, 1997            By: /s/ Steven P. Goldman
                                            ---------------------
                                            Steven P. Goldman
                                            Vice President and General Counsel



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                          MIDCOM COMMUNICATIONS INC.

                                EXHIBIT INDEX


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
        99.1    Press release dated September 2, 1997.
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